Pabrai Wagons Fund
Retail Class Shares (WAGNX)
Institutional Class Shares (WGNIX)
(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated February 7, 2024 to the
Statement of Additional Information (“SAI”) dated September 29, 2023

The following disclosure is added to the Investment Policies and Risks section on page B-6 of the Fund’s SAI:

Participatory Notes.
The Fund may invest in participatory notes. Participatory notes are offshore derivative instruments issued to foreign investors against underlying Indian securities which are not registered with the Securities and Exchange Board of India. The risks of investing in participatory notes are similar to those risks of investing in foreign securities in general. See the section entitled “Investment Policies - Foreign Securities” for a discussion of the risks of investing in foreign securities. Participatory notes function similarly to depositary receipts except that brokers, not U.S. banks, are depositories for Indian-based securities on behalf of foreign investors. Brokers buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors. However, unlike depositary receipts, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to the Fund’s percentage limitation for investments in illiquid investments.

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Please retain this supplement with your SAI for future reference.

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